Exhibit 99.5

[Execution Version]

NEW YORK TRUST AGREEMENT

BY AND AMONG

BANKERS CONSECO LIFE INSURANCE COMPANY

BEECHWOOD RE LTD

AND

WILMINGTON TRUST, NATIONAL ASSOCIATION

TABLE OF CONTENTS
Page

Article I Definitions	1

Article II Creation of Trust Account; Deposit of Assets	2
Section 2.1    Creation of Trust Account    2
Section 2.2    Deposit of Assets    3

Article III Withdrawal or Transfer of Assets; Maintenance of the Trust Account; Trust Income	3
Section 3.1    Withdrawal and Transfer of Assets    3
Section 3.2    Maintenance of the Trust Account    4
Section 3.3    Trust Income    5

Article IV Duties of Trustee	5
Section 4.1    Right to Vote Assets and Payments of Dividends and Interest    5
Section 4.2    Rights and Responsibilities of Trustee    5
Section 4.3    Monthly Report    6
Section 4.4    Reliance on Authority    6
Section 4.5    Charges of Trustee    6
Section 4.6    Indemnification of Trustee    6
Section 4.7    Resignation or Removal of Trustee    6
Section 4.8    Additional Trustee Provisions    6

Article V Term; Termination	7
Section 5.1    Term; Termination    7
Section 5.2    Effect of Termination    7

Article VI Miscellaneous Provisions	8
Section 6.1    Assignment and Delegation    8
Section 6.2    Construction    8
Section 6.3    Counterparts    8
Section 6.4    Entire Agreement    8
Section 6.5    Governing Law    8
Section 6.6    Notices    8
Section 6.7    Severability    10
Section 6.8    Waiver of Breach    10
i

NEW YORK TRUST AGREEMENT

THIS NEW YORK TRUST AGREEMENT (this “New York Trust Agreement”) is made and entered into by and among Bankers Conseco Life Insurance Company, a New York stock life insurance company (“Beneficiary”), Beechwood Re Ltd, a Cayman Islands stock life reinsurance company (“Grantor”), and Wilmington Trust, National Association, a national banking association (“Trustee”). Beneficiary, Grantor and Trustee are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”
AGREEMENT
NOW, THEREFORE, in consideration of the mutual benefits to be received by the Parties and the mutual covenants and agreements contained herein, the Parties agree as follows:
Article I
Definitions

As used in this New York Trust Agreement, the following terms shall have the meanings set forth herein:
“Assets” shall have the meaning ascribed to it in Section 2.2(a) hereof.
“Asset Manager” shall have the meaning ascribed to it in Section 3.2(b) hereof.
“Beneficiary” shall have the meaning ascribed to it in the Preamble and shall include any successor of Beneficiary by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator.
“Beneficiary Designee” shall have the meaning ascribed to it in Section 3.1(a) hereof.
“Business Day” means any day on which banks are not required or authorized to close in the State of Delaware or the City of New York.
“Effective Date” shall have the meaning ascribed to it on the signature page hereto.
“Eligible Assets” means cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender), and investments of the type specified in Paragraphs (1), (2), (3), (8) and (10) of Section 1404(a) of the New York Insurance Law; provided, however, that such investments are issued by an institution that is not the parent, a subsidiary or an affiliate of either Grantor or Beneficiary. Eligible Assets deposited into the Trust Account shall be valued according to their current fair market value.
“Fair market value” or “market value” means the price for which an asset would be sold in a transaction on the open market between an unrelated buyer and seller, with neither under any obligation to do so.

“Grantor” shall have the meaning ascribed to it in the Preamble.
“Governmental Entity” means any national, state, municipal or local government, any instrumentality, subdivision, court, arbitrator or arbitrator panel, regulatory or administrative agency or commission, or other authority thereof, or any regulatory or quasi-regulatory organization or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.
“New York Trust Agreement” shall have the meaning ascribed to it in the Preamble.
“Notice of Intention” shall have the meaning ascribed to it in Section 5.1 hereof.
“Party” or “Parties” shall have the meaning ascribed to it in the Preamble.
“Person” means any individual, corporation, partnership, limited partnership, joint venture, limited liability company, trust or unincorporated organization or Governmental Entity or any other entity.
“Proposed Date” shall have the meaning ascribed to it in Section 5.1 hereof.
“Termination Date” shall have the meaning ascribed to it in Section 5.1 hereof.
“Termination Notice” shall have the meaning ascribed to it in Section 5.1 hereof.
“Trust Account” means the account established pursuant to Section 2.1.
“Trustee” shall have the meaning ascribed to it in the Preamble.
“Withdrawal Notice” shall have the meaning ascribed to it in Section 3.1(a) hereof.
Article II
Creation of Trust Account; Deposit of Assets

Section 2.1    Creation of Trust Account.

(a)Grantor hereby establishes the Trust Account with Trustee for the sole use and benefit of Beneficiary, under the terms set forth herein. Trustee shall administer the Trust Account in its name as Trustee for the sole use and benefit of Beneficiary. The Trust Account shall be subject to withdrawal by Beneficiary solely as provided herein. Trustee hereby accepts the Trust Account upon the terms set forth in this New York Trust Agreement.

(b)Prior to depositing the Assets in the Trust Account, and from time to time thereafter as required, Grantor shall execute or cause the execution of assignments, endorsement in blank, or transfer legal title to Trustee of all shares, obligations or other Assets requiring assignments, so that Beneficiary, or Trustee upon direction by Beneficiary, may whenever necessary negotiate any such Assets, without the consent or signature from Grantor or any other person or entity. Any Assets received by Trustee which are not in such proper negotiable form, as determined by Trustee, shall not be accepted by Trustee and shall be returned to Grantor as unacceptable. Trustee may hold Assets of the Trust Account in its own name or that of a nominee.

Section 2.2    Deposit of Assets.

(a)    On or before the Effective Date, Grantor shall deposit assets consisting of Eligible Assets (the “Assets”). The Assets deposited in the Trust Account shall be valued according to their current fair market value, shall consist only of Eligible Assets and shall be invested as agreed upon by Grantor and Beneficiary.

(b)    Trustee will accept and credit to the Trust Account all Assets which from time to time are delivered to it for deposit in the Trust Account by or on behalf of Grantor or Beneficiary. Trustee may deposit any Eligible Assets in the Trust Account in a book-entry account maintained at the Federal Reserve Bank of New York or in depositories selected with due care (such as The Depository Trust Company). Assets may be held in the name of a nominee maintained by Trustee or any such depository. Trustee is authorized and shall have the power to receive such Assets and to hold and dispose of the same for the uses and purposes of and according to the provisions herein set forth. All Assets shall be maintained by Trustee in the Trust Account separate and distinct from all other assets under the control of or on the books of Trustee and shall be received and continuously kept in a safe place at Trustee’s office within the United States of America.

(c)Grantor shall ensure, and Trustee shall determine that, any Assets transferred to Trustee for deposit in the Trust Account are in such form that Beneficiary, or Trustee upon direction by Beneficiary, may whenever necessary negotiate any such Assets, without consent or signature from Grantor or any other person or entity in accordance with the terms of this New York Trust Agreement. Grantor also shall ensure that (i) all Assets transferred to Trustee for deposit in the Trust Account will consist only of Eligible Assets, and (ii) each such Asset shall be at the time of transfer free and clear of all claims, liens, interests and encumbrances whatsoever (other than those arising under this New York Trust Agreement).
(d)Trustee shall have no responsibility whatsoever to determine whether Assets transferred to the Trust Account constitute Eligible Assets.

Article III
Withdrawal or Transfer of Assets; Maintenance of the Trust Account; Trust Income

Section 3.1    Withdrawal and Transfer of Assets.

(a)    Without notice to Grantor, Beneficiary shall have the right, at any time and from time to time, to withdraw from the Trust Account, subject only to written notice from Beneficiary to Trustee (the “Withdrawal Notice”), such Assets as are specified in such Withdrawal Notice. The Withdrawal Notice shall also instruct Trustee as to how such specified Assets shall be delivered. Beneficiary may from time to time designate a third party (the “Beneficiary Designee”) in a Withdrawal Notice to whom all or part of the Assets specified therein shall be delivered. Beneficiary shall not be required to present any other statement or document in addition to a Withdrawal Notice in order to withdraw any Assets, except that Beneficiary shall acknowledge receipt of any such Assets withdrawn upon request by Trustee.

(b)    Upon receipt of a Withdrawal Notice, Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets specified in such Withdrawal Notice and shall deliver physical custody of such Assets to or for the account of Beneficiary or the Beneficiary Designee, as applicable, as specified in such Withdrawal Notice. Trustee shall notify Grantor and Beneficiary within five (5) Business Days following each withdrawal from the Trust Account. Trustee may rely on any Withdrawal Notice delivered by Beneficiary without making any investigation of Beneficiary’s authority to deliver it.

(c)    Subject to Section 3.2 of this New York Trust Agreement, Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account in the absence of a Withdrawal Notice.

Section 3.2    Maintenance of the Trust Account.

(a)    Trustee shall surrender for payment all maturing Assets and all Assets called for redemption, deposit the principal amount of the proceeds of any such payment into the Trust Account and give written notice to Beneficiary and Grantor of such action.

(b)    Subject to the receipt of Beneficiary’s prior written consent, Grantor may appoint an investment manager (in such capacity, the “Asset Manager”), to make investment decisions with regard to the Assets held by Trustee in the Trust Account. Grantor shall promptly notify Trustee in writing of the termination of the appointment of any Asset Manager. From time to time, Grantor, or the Asset Manager, acting on behalf of Grantor, may, subject to the Trustee’s receipt of Beneficiary’s prior written consent, instruct Trustee to invest Assets in the Trust Account in other Eligible Assets, and to open brokerage accounts in the name of the trust with Trustee as signer. Trustee agrees to follow any such investment instructions from the Asset Manager or Grantor, and, in the absence of such instructions, Trustee shall not be required to take any action with respect to the investment of the Assets in the Trust Account. Any investment direction received hereunder shall constitute a certification by Grantor to Trustee that the assets to be purchased pursuant to such investment direction are “Eligible Assets” and Trustee shall be entitled to rely on such representation,

(c)    Grantor shall have the right, with the prior written consent of Beneficiary, which consent shall not be unreasonably withheld or delayed, to withdraw from the Trust Account and transfer to Grantor all or any part of the Assets in the Trust Account, provided, that at the time of such withdrawal, Grantor shall, with the prior written consent of Beneficiary, replace the withdrawn Assets with other Eligible Assets having a fair market value at least equal in market value to the Assets withdrawn. Prior to any such substitution, Grantor shall provide Trustee with evidence of Beneficiary’s prior written consent and certify to Beneficiary and Trustee in writing that as of the date of any substitution the market value of Assets to be deposited into the Trust Account equals or exceeds the market value of Assets to be withdrawn from the Trust Account. Trustee shall have no responsibility whatsoever to determine the value of such substituted securities or that such substituted securities constitute Eligible Assets, and Trustee shall be fully protected in relying upon such certification from Grantor.

(d)    When Trustee is directed to deliver or receive Assets against payment, delivery will be made in accordance with generally accepted market practice.

(e)Trustee shall keep full and complete records of the administration of the Trust Account. Grantor and Beneficiary may examine such records at any time during regular business hours through any person or persons duly authorized in writing by Grantor or Beneficiary.

Section 3.3    Trust Income. All payments of interest and dividends in respect to the Assets in the Trust Account shall be promptly deposited into the Trust Account.

Article IV
Duties of Trustee

Section 4.1    Right to Vote Assets and Payments of Dividends and Interest. Trustee is hereby authorized, without prior notice to Grantor or Beneficiary, to demand payment of and collect all interest or dividends on the Assets comprising the Trust Account, if any. Trustee shall deposit all of such interest or dividends collected in the Trust Account. Subject to the other provisions of this New York Trust Agreement, Grantor shall have the full and unqualified right to direct Trustee to vote, and to execute consents, bond powers, stock powers, mortgage and title instruments and other instruments of transfer, pledge and release with respect to any Assets comprising the Trust Account.

Section 4.2    Rights and Responsibilities of Trustee.

(a)    Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate Party or Parties may, under the conditions herein provided, deliver to Trustee. Trustee shall be under no obligation to enforce Grantor’s obligations under this New York Trust Agreement, except as otherwise expressly provided herein. Trustee shall be restricted to holding, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this New York Trust Agreement and the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this New York Trust Agreement. Trustee is prohibited from using the corpus of the Trust Account for the purposes of paying compensation to, or reimbursing the expenses of, Trustee. Upon written request of Grantor or Beneficiary, Trustee further agrees to promptly forward to such Party a certified list and valuation of all Assets held in the Trust Account.

(b)    Trustee shall accept and open all mail directed to Grantor or Beneficiary in care of Trustee.

(c)    Trustee shall only be liable for its own negligence, willful misconduct or lack of good faith in connection with its performance under this New York Trust Agreement.

Section 4.3    Monthly Report. Within five (5) Business Days following the end of each calendar month, Trustee shall provide copies of activity reports to Beneficiary and Grantor, which reports shall show all deposits, withdrawals and substitutions during such calendar month, and a listing of securities and other assets held and cash and cash equivalent balances in the Trust Account as of the end of such calendar month. Trustee agrees to provide written notification to Grantor and Beneficiary within five (5) Business Days of any deposits to or withdrawals from the Trust Account.

Section 4.4    Reliance on Authority. Unless otherwise provided in this New York Trust Agreement, Trustee is authorized to follow and rely upon all instructions given by officers of Grantor or Beneficiary and by attorneys-in-fact acting under written authority furnished to Trustee by Grantor or Beneficiary, including, without limitation, instructions given by letter, facsimile transmission or electronic media, if Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper Party or Parties.

Section 4.5    Charges of Trustee. Grantor agrees to pay all costs, fees and expenses charged by Trustee for acting as Trustee pursuant to this New York Trust Agreement, including costs, fees and expenses incurred by Trustee for legal services deemed necessary by Trustee as a result of Trustee’s so acting; provided however, that no such costs, fees or expenses shall be paid out of the Assets. The provisions of this Section 4.5 shall survive the termination of this New York Trust Agreement or the earlier resignation or removal of Trustee.

Section 4.6    Indemnification of Trustee. Grantor and Beneficiary jointly and severally hereby indemnify Trustee for, and hold it harmless against, any loss, liability, costs or expenses (including attorney’s fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of Trustee, arising out of or in connection with the performance of its obligations hereunder, including, but not limited to, any loss, liability, costs or expenses arising out of or in connection with the status of Trustee and its nominee as the holder of record of the Assets. Grantor and Beneficiary hereby acknowledge that the foregoing indemnities shall survive the resignation or discharge of Trustee or the termination of this New York Trust Agreement.

Section 4.7    Resignation or Removal of Trustee. Trustee may resign upon delivery to Beneficiary and Grantor of a written notice of resignation, effective not less than ninety (90) calendar days after receipt by Beneficiary and Grantor thereof. Grantor may remove Trustee by delivery to Trustee and Beneficiary of a written notice of removal, effective not less than ninety (90) days after receipt by Trustee and Beneficiary thereof. No such resignation or removal shall be effective unless a successor trustee has been duly appointed and approved by Beneficiary and Grantor and all Assets in the Trust Account have been duly transferred to the successor trustee.

Section 4.8    Additional Trustee Provisions.

(a)    No provision of this New York Trust Agreement shall require Trustee to take any action which would result in any violation of applicable law. Anything in this New York Trust Agreement to the contrary notwithstanding, in no event shall Trustee be liable under or in connection with this New York Trust Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

(b)    Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

(c)    Trustee may confer with counsel of its own choice in relation to matters arising under this New York Trust Agreement and shall have full and complete authorization from the other Parties hereunder for any action taken or suffered by it under this New York Trust Agreement or under any transaction contemplated hereby in good faith and in accordance with opinion of such counsel.

(d)    Trustee shall not be required to use its own funds in the performance of any of its obligations or duties or the exercise of any of its rights or powers.

Article V
Term; Termination

Section 5.1    Term; Termination. This New York Trust Agreement shall be effective as of the Effective Date and until terminated. This New York Trust Agreement may be terminated only after (a) Grantor or Beneficiary has given Trustee written notice of its intention to terminate this New York Trust Agreement (the “Notice of Intention”), and (b) Trustee has given Grantor and Beneficiary the Termination Notice. The Notice of Intention shall specify the date on which the notifying Party intends this New York Trust Agreement to terminate (the “Proposed Date”). Within ten (10) Business Days following receipt by Trustee of the Notice of Intention, Trustee shall give written notification (the “Termination Notice”) to Beneficiary and Grantor of the date (the “Termination Date”) on which this New York Trust Agreement shall terminate. The Termination Date shall be (a) the Proposed Date (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is at least thirty (30) days but no more than forty-five (45) days subsequent to the date the Termination Notice is given; (b) thirty (30) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is fewer than thirty (30) days subsequent to the date the Termination Notice is given; or (c) forty-five (45) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is more than forty-five (45) days subsequent to the date the Termination Notice is given.

Section 5.2    Effect of Termination. Upon termination of this New York Trust Agreement pursuant to Section 5.1 hereof, Trustee shall, with Beneficiary’s prior written consent, transfer to Grantor all of the Assets of the Trust Account not previously withdrawn by Beneficiary and Trustee shall take any and all steps necessary to transfer unequivocally all right, title and interest in such Assets and to deliver physical custody, if applicable, in such Assets to Grantor or as otherwise directed by Grantor.

Article VI
Miscellaneous Provisions

Section 6.1    Assignment and Delegation. This New York Trust Agreement may not be assigned, and the duties and obligations hereunder may not be delegated, by any Party unless such assignment or delegation is agreed to in advance in writing by all Parties hereto. This New York Trust Agreement shall be binding on the Parties, their permitted assignees, delegees and successors.

Section 6.2    Construction. The headings of Articles and Sections in this New York Trust Agreement are provided for convenience only and shall not affect its construction or interpretation. All references to “Articles” and “Sections” refer to the corresponding Articles and Sections of this New York Trust Agreement. All words used in this New York Trust Agreement shall be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

Section 6.3    Counterparts. This New York Trust Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this New York Trust Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this New York Trust Agreement and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this New York Trust Agreement as to the Parties and may be used in lieu of the original agreement for all purposes. Signatures of the Parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

Section 6.4    Entire Agreement. This New York Trust Agreement supersedes all prior agreements, whether written or oral, among the Parties with respect to its subject matter and constitutes (along with the attached exhibit(s)) a complete and exclusive statement of the terms of the agreement among the Parties with respect to its subject matter. This New York Trust Agreement may not be amended, supplemented or otherwise modified except by a written agreement that identifies itself as an amendment to this New York Trust Agreement executed by the Parties.

Section 6.5    Governing Law. This New York Trust Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

Section 6.6    Notices. All notices and other communications required or permitted by this New York Trust Agreement shall be in writing and shall be effective, and any applicable time period shall commence when (a) delivered to the following address by hand or by nationally recognized overnight courier service (cost prepaid) or (b) transmitted electronically to the following facsimile numbers or e-mail addresses with confirmation of receipt of transmission, in each case marked to the attention of the respective person (by name or title)

designated below (or to such other address, facsimile number, e-mail address, or person as a Party may designate by notice to the other Parties):

(a)    If to Beneficiary:
CNO Financial Group, Inc.
Attention: Matthew J. Zimpfer
Executive Vice President and General Counsel
11825 N. Pennsylvania Street
Carmel, IN 46032
Telephone No.: (317) 817-2889
Facsimile No.:
E-mail Address: Matt.Zimpfer@CNOinc.com
With a copy to:
Faegre Baker Daniels LLP
Attention: Scott M. Kosnoff
300 North Meridian Street, Suite 2700
Indianapolis, Indiana 46204
Telephone No.: (317) 237-1201
Facsimile No.: (317) 237-1000
E-mail Address: scott.kosnoff@faegrebd.com

(b)    If to Grantor:
Beechwood Re Ltd
Attention: Scott Taylor
President
Building 3, 2nd Floor, Governors Square
23 Lime Tree Avenue
Grand Cayman KY1- 1108
Telephone No.: (345) 949-7966
Facsimile No.:
E-mail Address: staylor@beechwoodreinsurance.com
With a copy to:
Edwards Wildman Palmer LLP
750 Lexington Avenue
New York, New York 10022
Attention: Nick Pearson
Telephone No.: (212) 912-2798
Facsimile No.:
E-mail Address: npearson@edwardswildman.com

(c)    If to Trustee:
Wilmington Trust, National Association
Attention: David B. Young
1100 N. Market Street
Wilmington, Delaware 19890
Telephone No.: (302) 636-5216
Facsimile No.: (302) 636-4145
E-mail Address: dyoung@wilmingtontrust.com
Other Instruments. The Parties shall promptly execute and deliver all additional instruments and shall promptly take all reasonable actions in order to carry out the purposes of this New York Trust Agreement.

Section 6.7    Severability. If any provision of this New York Trust Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this New York Trust Agreement shall remain in full force and effect. Any provision of this New York Trust Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

Section 6.8    Waiver of Breach. Neither the failure nor any delay on the part of any Party to exercise any right, remedy, power or privilege under this New York Trust Agreement shall operate as a waiver thereof. No single or partial exercise of any right, remedy, power or privilege shall preclude the further exercise of that right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. No waiver of any right, remedy, power or privilege with respect to any occurrence shall be construed as a waiver of that right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and signed by the Party granting the waiver.

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SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have caused this New York Trust Agreement to be executed by their respective duly authorized officers on the dates indicated below with an Effective Date of February 18, 2014.

GRANTOR:

BEECHWOOD RE LTD

By:	/s/ Scott Taylor	Date:	February 10, 2014
Scott Taylor, President

BENEFICIARY:

BANKERS CONSECO LIFE INSURANCE COMPANY

By:	/s/ Mark E. Billingsley	Date:	February 10, 2014
Mark E. Billingsley, Senior Vice President

TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:	/s/ David B. Young	Date:	February 10, 2014
David B. Young, Vice President

[Signature Page - NY Trust Agreement]